POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James E. Matthews, Cathy Bartels, Chris Brunhoeber and Charlene Little,
 and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of ADTRAN, Inc. (the "Company"),
Forms 3, 4 and 5 in accordance
with Section 16(a) of the Securities
Exchange Act of 1934, as amended, and
the rules thereunder;
2. do and perform any and all acts for
and on behalf of the undersigned which
may be necessary or desirable to
complete and execute any such
Form 3, 4 or 5 and timely file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and
3. take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood
that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do or
cause to be done by virtue of this
power of attorney and the rights and
powers herein granted.
The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this ____ day of July, 2004.

_/S/William L. Marks______________
Signature

___William L. Marks_______________
Print Name






ATLANTA:4479009.1